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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
               (Date of earliest event reported) October 19, 2004

                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                                        333-86366                              13-3411414
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(State or Other Jurisdiction                    (Commission                           (IRS Employer
of Incorporation)                               File Number)                          Identification No.)


 383 Madison Avenue, New York, NY                                                        10179
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(Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code  (212) 272-2000
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      (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.        Other Events
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On October 19, 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR5 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, Midland Loan Services, Inc. as Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V., as Fiscal Agent. Certain classes of the Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Morgan Stanley & Co. Incorporated ("MSCI") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI, MLPFS and MSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters.

Section 9     Financial Statements and Exhibits
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Item 9.01.    Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, Midland Loan Services, Inc. as Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V., as Fiscal Agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   November 3, 2004


                                         BEAR STEARNS COMMERCIAL MORTGAGE
                                         SECURITIES INC.
                                              By: /s/ Richard A. Ruffer, Jr.
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                                              Name:  Richard A. Ruffer, Jr.
                                              Title: Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.
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4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as a Master Servicer, as Certificate Administrator and as Tax Administrator, Midland Loan Services, Inc. as Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V., as Fiscal Agent.